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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 21, 2002

DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Indiana (State or jurisdiction of incorporation or organization)	0-20625 (Commission File Number)	35-1740409 (I.R.S. Employer Identification No.)
600 EAST 96TH STREET, SUITE 100 INDIANAPOLIS, INDIANA (Address of principal executive offices)		46240 (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 808-6000

Not applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-37920, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit Number	Exhibit
1	Terms Agreement dated August 21, 2002.
4	Eleventh Supplemental Indenture dated as of August 26, 2002, including form of global note evidencing 5.875% Senior Notes due 2012.
5	Opinion of Bose McKinney & Evans LLP, including consent.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP
By:	DUKE REALTY CORPORATION, General Partner
Date: August 23, 2002	By:	/s/ MATTHEW A. COHOAT Matthew A. Cohoat Senior Vice President and Corporate Controller

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES